SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:
|_|      Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|      Definitive Information Statement

                            HFB FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1.     Title of each class of securities to which transaction applies:

         2.     Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.     Proposed maximum aggregate value of transaction:

         5.     Total fee Paid:

|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount previously paid: _______________________________________________

2.       Form, Schedule or Registration Statement No.: _________________________

3.       Filing Party: _________________________________________________________

4.       Date Filed: ___________________________________________________________

                                  April 9, 2003

Dear Stockholder:

      We invite you to attend the 2003 Annual Meeting of Stockholders of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank Corporation, a Kentucky chartered commercial bank, to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on April 23, 2003 at 2:00 p.m.

      The Meeting has been called to discuss the results of the six-month transition period ended December 31, 2002. There will not be an election of directors, and the next election of directors will occur at the 2004 Annual Meeting of Stockholders. Enclosed is a Securities and Exchange Commission Form 10-KSB Transition Report containing the financial information for the six-month transition period ended December 31, 2002. Directors and officers of the Corporation, as well as representatives of the Corporation's independent auditors, will be present to respond to any questions the stockholders may have.

                                          Sincerely,

                                          /s/ David B. Cook

                                          David B. Cook
                                          President

                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2003

      NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank Corporation, a Kentucky chartered commercial bank, will be held at Pine Mountain State Resort Park, Pineville, Kentucky on April 23, 2003 at 2:00 p.m.

      An Information Statement for the Meeting is enclosed.

      The Meeting is for the purpose of:

      1. Discussing the results of the six-month transition period ended December 31, 2002; and

      2. Considering and acting upon such other matters as may properly come before the Meeting or any adjournment thereof.

      No election of directors will take place at the Meeting.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

      We are not asking you for a proxy, and you are requested not to send us a proxy. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on April 2, 2003, as the record date for determination of the stockholders entitled to attend the Meeting and any adjournments thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ EARL BURCHFIELD

                                            Earl Burchfield
                                            Secretary

Middlesboro, Kentucky
April 9, 2003

                              INFORMATION STATEMENT
                                       OF
                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 2003

  NO VOTE OF HFB FINANCIAL CORPORATION SHAREHOLDERS IS REQUIRED IN CONNECTION
                        WITH THIS INFORMATION STATEMENT.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is furnished in connection with the Annual Meeting of Stockholders of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank Corporation, a Kentucky chartered commercial bank ("Home Federal" or the "Bank") (the "Meeting"), which will be held at Pine Mountain State Resort Park, Pineville, Kentucky, on April 23, 2003 at 2:00 p.m. The accompanying Notice of Annual Meeting is being first mailed to stockholders on or about April 9, 2003.

      On February 19, 2002, the Board of Directors made a determination to change the Corporation's fiscal year end from June 30 to December 31, effective July 1, 2002. The six-month period ended December 31, 2002 was meant to transition the Corporation to a December 31 year end. The Corporation is holding this annual meeting to discuss the results of the six-month transition period ended December 31, 2002 but NOT to elect directors. Beginning at the April 2004 annual meeting, the Corporation will resume its election of directors beginning with the class of directors whose terms expired prior to or at that annual meeting.

      This Information Statement is being furnished to the holders of record of the Corporation's shares as of the close of business on April 2, 2003 of common stock of the Corporation.

SECURITY OWNERSHIP

      Holders of record of the Corporation's common stock, par value $1.00 per share (the "Common Stock"), as of the close of business on April 2, 2003 (the "Record Date") are entitled to attend the meeting. As of the Record Date, the Corporation had 1,301,101 shares of Common Stock issued and outstanding.

      The following table sets forth information as of the Record Date with respect to any person who was known to the Corporation to be the beneficial owner of more than 5% of the Common Stock.

                                                              Amount and Nature         Percent of Shares
                                                                of Beneficial            of Capital Stock
                Beneficial Owner                               Ownership (1)(2)(3)         Outstanding
                ----------------                              --------------------      -----------------
             David B. Cook                                         108,334                    8.33%
             3226 W. Cumberland Avenue
             Middlesboro, KY  40965

-----------------

(1), (2), (3)     See corresponding footnotes in table below.

      The following table sets forth, as of the Record Date, information known to the Corporation with respect to the beneficial ownership of Common Stock by each director or nominee of the Corporation, by each executive officer of the Corporation who is not a Director, and by all directors and executive officers of the Corporation as a group.

                                                              Amount and Nature          Percent of Shares
                                                                of Beneficial            of Capital Stock
                Beneficial Owner                               Ownership (1)(2)(3)         Outstanding
                ----------------                              --------------------       -----------------
         Roger Roper, Director and Branch Manager                   13,534                     1.04%
         Frances Coffey Rasnic, Director                             8,643                      .66%
         David B. Cook, Director and President and
              Chief Executive Officer                              108,334                     8.33%
         Earl Burchfield, Director                                  34,610                     2.66%
         Robert V. Costanzo, Chairman of the Board                  18,665                     1.44%
         Kenneth V. Jones, Director & Chief Operations Officer       4,867                      .37%
         Stanley Alexander, Jr., Chief Financial Officer            13,610                     1.05%

         All directors and executive
              officers as a group (7 persons)                      202,263                    15.55%

-----------------
(1) As to the Corporation's directors and executive officers, includes 4,767 shares, 7,225 shares, and 11,992 shares which may be acquired by Mr. Jones, Ms. Rasnic and all directors and executive officers as a group, respectively, upon the exercise of stock options granted under the HFB Financial Corporation 1992 Stock Option Plan (the "1992 Stock Option Plan"). In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.

(2) Includes 4,660 shares, 11,695 shares, 5,617 shares and 21,969 shares held for the benefit of Directors Cook, Burchfield, Costanzo and all directors and executive officers as a group, respectively, through trusts established under the Bank's discontinued and current deferred compensation plans for directors.

(3) Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children and for the benefit of certain directors and executive officers under individual retirement accounts ("IRAs").

BOARD OF DIRECTORS

      The following table sets forth, for each director continuing in office, such person's name, age as of December 31, 2002, the year he or she first became a director of the Bank or the Corporation (if applicable) and the year his or her current term as a director will expire. All existing directors were directors of the Bank in 1992 and became directors of the Corporation in 1992 upon the Corporation's organization, except Ms. Rasnic, who was appointed a director of the Corporation in 1996, Mr. Jones, who was elected as director of the Corporation in 2001 and Mr. Roper, who was appointed as director of the Corporation in 2002.

                                                                         YEAR FIRST               CURRENT
                                                                         ELECTED OR                TERM
                                           AGE AS OF                      APPOINTED                 TO
          NAME                            DECEMBER 31, 2002               DIRECTOR*               EXPIRE
          ----                            -----------------              -----------              ------
           David B. Cook                         53                         1974                   2003
           Earl Burchfield                       72                         1976                   2003
           Kenneth V. Jones                      45                         2001                   2004
           Robert V. Costanzo                    46                         1989                   2004
           Roger Roper                           58                         2002                   2005
           Frances Coffey Rasnic                 54                         1996                   2005

*of the Corporation or the Bank

      The principal occupation of each director and each nominee for director of the Corporation during the last five years is set forth below.

      ROBERT V. COSTANZO is Chairman of the Board of the Corporation. A 1989 graduate of Salmon P. Chase College of Law, Mr. Costanzo serves as District Judge of Bell County, Kentucky. He is a member of the Kentucky Bar Association and presently serves on the KBA House of Delegates. He is a member of the Kiwanis International and St. Julian Catholic Church in Middlesboro.

      FRANCES COFFEY RASNIC has been a lifelong resident of Claiborne County. She graduated from the University of Tennessee and holds 45 hours above her Masters in Education. She has served her community in various civic and school groups. She has been self-employed in real estate development and in her previously owned family business, Coffey Funeral Home, in New Tazewell and Harrogate, Tennessee where she is currently employed. She is a businesswoman who remains active in the Claiborne County Chamber of Commerce and serves as Memorial Secretary of the American Cancer Society and Chairperson of the Tourism Committee and Board Member of the Clinch-Powell Enterprise Community. She is a member of the New Tazewell United Methodist Church.

      DAVID B. COOK currently serves as president and chief executive officer of the Corporation and the Bank. A graduate of Western Kentucky University and a member of First Baptist Church in Middlesboro, Mr. Cook has served as president of both the Lexington Chapter of the Society of Real Estate Appraisers and the ROHO Club of Middlesboro. He has previously served as a board member on the Bell County Chamber of Commerce, the Board of Housing Appeals for the City of Middlesboro and as a member of the "Advisory Group" of the Middlesboro City Council's Finance Committee. He is a past board member of the Bluegrass Council of Boy Scouts of America, Lexington, Kentucky. Mr. Cook has also served as president of the Kentucky Thrift Foundation, board member of the Central Kentucky League of Savings Associations and board member of the Kentucky Bankers Association. Mr. Cook is currently president of the Bell County Industrial Foundation and Revolving Loan Committee.

      EARL BURCHFIELD is retired as a newspaper publisher. Mr. Burchfield is a past member of the Middlesboro Rotary Club, a past trustee of Appalachian Hospitals, a past member of Bell County and Claiborne County Chambers of Commerce and active in the area Gideons organization. He serves as a Nursing Home Volunteer, as well as church treasurer and Deacon.

      KENNETH V. JONES joined Home Federal Bank in October of 1999 and was appointed Chief Operations Officer on May 15, 2000. Prior to joining Home Federal Bank, Mr. Jones served as Executive Vice President, Chief Financial Officer and Director of Citizens Bank, New Tazewell, TN, with 24 years of experience in both operations and lending. He received his Bachelor of Science Degree in Business Administration from the University of Tennessee and graduated with honors from the American Bankers Association Graduate School of Banking. Ken serves as director and secretary of the Bell County Chamber of Commerce and director of the Bell County Industrial Foundation. Mr. Jones also served as past president and director of the Claiborne County Chamber of Commerce.

      ROGER ROPER is currently the manager of the Bank's offices in Harlan, Kentucky. Mr. Roper has over 29 years of banking experience. Prior to joining Home Federal in 1996, Mr. Roper was serving as President, CEO of Harlan Federal Bank. He began his banking career in the early 1960s as a trainee at Harlan National Bank while still in college. Active in local civic affairs, Mr. Roper has served on numerous boards and committees. He has been a member of the CVADD Loan Review Committee for over 15 years, a member and past president of the Harlan Kiwanis Club, a member of the first Harlan County Industrial Development Board, former member of the Board of Christian Outreach for Appalachian People, and a 32nd Degree Mason for over 25 years.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

      The following sets forth information with respect to the executive officers of the Corporation, including their ages as of the Record Date, who do not serve on the Board of Directors.

      STANLEY ALEXANDER, JR., age 53, is currently the Bank's and the Corporation's Chief Financial Officer. Mr. Alexander received Bachelor of Science Degree in Accounting from Lincoln Memorial University, graduated from the Graduate School of Banking at the University of Wisconsin in 1984 and had 17 years of banking experience prior to joining the Bank in 1991. He has served as treasurer of the Middlesboro-Bell County Airport Board, Secretary of the ROHO Club, Adjutant for American Legion Dewey Guy Post 14 and as a member of the "Advisory Group" to the Middlesboro City Council's Finance Committee. Mr. Alexander currently serves as Finance Officer for American Legion Dewey Guy Post 14 and is a member of the Middlesboro-Bell County 4 H Advisory Council.

COMMITTEES OF THE BOARDS OF DIRECTORS OF THE CORPORATION AND THE BANK

      The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and their committees. During the six-month transition period ended December 31, 2002, the Corporation's Board of Directors held 7 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Corporation's Board of Directors and committees on which such Board member served during the six-month transition period ended December 31, 2002.

      The Corporation's audit committee is comprised of Directors Burchfield (Chairman), Rasnic, and Costanzo. The audit committee meets as needed to examine and approve the audit report prepared by the independent auditors of the Corporation. During the six-month transition period ended December 31, 2002, the Corporation's audit committee met 2 times. Each of the directors who serve on the audit committee is "independent" of the Corporation, as the term "independent" is defined under Rule 4200 of the listing standards of NASD Inc. For the calendar year ending December 31, 2003, the Chairman of the audit committee will be Mr. Burchfield. This committee meets quarterly to (1) monitor the accounting and financial reporting practices of the Corporation, and (2) determine whether the Corporation has adequate administrative, operating and internal accounting controls. The Corporation's Board of Directors has adopted a written charter, a copy of which was included in proxy materials for the Company's 2001 Annual Meeting of Stockholders. A copy of the audit committee's Report is attached as Appendix A.

      The Corporation's nominating committee is comprised of the full Board of Directors for the purpose of evaluating candidates and making nominations for election as directors. This Committee met 1 time during the six-month transition period ended December 31, 2002 in that capacity. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Charter and Bylaws, established any procedures for this purpose.

      The Corporation's compensation committee is comprised of Directors Costanzo (Chairman) and Burchfield. The Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The compensation committee met 1 time during the six-month transition period ended December 31, 2002.

EXECUTIVE COMPENSATION

      Summary Compensation Table. The Corporation's principal subsidiary is the Bank. The Corporation has no full time employees, relying instead on employees of the Bank for the limited corporate services provided. All compensation paid to officers and other employees is paid by the Bank. Other than as set forth below, no executive officer's total salary and bonus for the fiscal year exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries.


                                                                                  Long-Term
Name and Principal                              Annual Compensation(1)(2)        Compensation
                                                -------------------------          Payout of         All Other
         Position                Year           Salary            Bonus         Restricted Stock   Compensation(3)
-----------------------------------------------------------------------------------------------------------------
                                 Transition
   David B. Cook                 Period         $ 81,000       $29,954          $    --              $10,563
      President and Chief        2002           $154,750       $ 9,672          $    --              $23,984
      Executive Officer of the   2001           $142,500       $ 9,674          $    --              $25,629
      Corporation and Bank       2000           $133,750       $15,469          $    --              $25,732

                                Transition
 Kenneth V. Jones               Period          $ 47,500       $27,512          $    --              $13,222
      Chief Operations Officer  2002            $ 91,750       $ 5,734          $    --              $22,091
      of the Corporation and
      and the Bank

(1) On February 19, 2002, the Company changed its fiscal year end from June 30 to December 31. Accordingly, fiscal years 2000, 1999 and 1998 refer to the twelve month periods June 30. The Transition Period refers to the six months ended December 31, 2002.

(2) Excludes perquisites, which did not exceed 10% of each named executive officer's annual salary and bonus.

(3) Includes fees in the amount of $7,400 in the six-month transition period ended December 31, 2002, $13,800 in fiscal 2002, $14,050 in fiscal 2001 and $13,150 in fiscal 2000 for Mr. Cook's services as a director for the Corporation and the Bank, and $7,400 in the six-month transition period ended December 31, 2002 and $10,600 in fiscal 2002 for Mr. Jones' services as a director of the Corporation. ESOP contributions in the six-month transition period ended December 31, 2002, fiscal 2002, 2001 and 2000 for the benefit of Mr. Cook were $0, $969, $2,770 and $8,176, respectively.

      Employment Agreements. In 2002, the Bank entered into an amended and restated employment agreement with Mr. Cook as President and Chief Executive Officer and an initial contract with Mr. Jones as Chief Operations Officer. Both President and Chief Executive Officer, Mr. Cook and Chief Operations Officer, Mr. Jones are responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. The employment agreements has a term of three years and, pursuant to the terms of the agreement, it shall be extended on each anniversary date from the date of commencement of the agreement for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that performance of the employee has met the required standards and that such agreement should be extended. The agreement with Mr. Cook provides for an annual base salary of $162,000 and the agreement with Mr. Jones provides for an annual base salary of $95,000. Both agreements provide for a salary review by the Board of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Each agreement is terminable by the Bank for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates an employee without just cause, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement plus an additional 12-month period, but in no event in excess of three years' salary. The employee is able to voluntarily terminate his agreement by providing 90 days' written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination. In the event of the employee's death or disability, the employee or his estate will be entitled to a continuation of his salary and benefits through the remaining term of the agreement.

      Both employment agreements contain provisions stating that in the event of
(i) the employee's voluntary termination of employment for any reason within 30 days following a change in control of the Bank or the Corporation, or (ii) the employee's involuntary termination of employment in connection with, or within six months before or two years after, any change in control of the Bank or the Corporation, the employee will be paid within 30 days of such termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Corporation's voting stock, or the control of the election of a majority of Directors or the exercise of a controlling influence over the management or policies of the Bank or Corporation. Each employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment upon the occurrence, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including (i) requiring the employee to move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) materially diminishing the employee's base compensation, (iii) failing to maintain existing employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans,
(iv) assigning duties and responsibilities to the employee which are other than those normally associated with his position with the Bank, (v) materially diminishing the employee's authority and responsibility, (vi) failing to re-elect the employee to the Bank's Board of Directors, and (vii) materially diminishing the employee's secretarial or other administrative support. The aggregate payments that would have been made to Mr. Cook and Mr. Jones assuming termination of employment under the foregoing circumstances at December 31, 2002 would have been approximately $486,000 and $285,000, respectively.

DIRECTORS' COMPENSATION

      Members of the Board of Directors and committees of the Board of Directors of the Corporation receive a monthly retainer of $900, plus $250 per regular or special Board meeting attended.

TRANSACTIONS WITH MANAGEMENT

      All of the Bank's loans to directors and executive officers are made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. The Bank does not offer favorable terms on mortgage loans to directors or officers.

STOCKHOLDER PROPOSALS

      In order to be eligible to be included in the proxy materials of the Corporation for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 no later than December 1, 2003 (120 days prior to the anticipated date of next year's Annual Meeting of Stockholders). Any such proposal shall be subject to the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to be acted upon at such meeting but not included in the proxy materials must be received at the Corporation's executive office, at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 on or before March 1, 2004 (30 days prior to next year's anticipated annual meeting date). If the Corporation is not notified of a stockholder proposal by March 1, 2004, then the Corporation may have the discretion to vote the proxies against such stockholder proposal, even though such proposal is not discussed in the proxy statement. In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, a stockholder proposal must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed. All stockholder proposals must also comply with the Corporation's bylaws and Tennessee law.

INDEPENDENT ACCOUNTANTS

      BKD, LLP, independent accountants, was appointed by the Board of Directors of the Corporation and served as the Corporation's auditors for the six-month transition period ending December 31, 2002. Representatives of BKD, LLP are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire. BKD, LLP will serve as the Corporation's auditors for the calendar year ending December 31, 2003. During the six-month transition period ending December 31, 2002, the Corporation incurred the following principal auditor fees:

         Audit fees: (a)                            $ 27,700
         All other fees:                            $  5,500

-----
         (a) Includes fees related to annual report on Form 10-K and quarterly reports on Form 10-Q.

      The Audit Committee of the Board of Directors of the Corporation has considered and has concluded that services, other than the audit, performed by the accountants, do not interfere with maintaining the independence of the auditors.

OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the direction of the majority of the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on the Corporation's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Corporation believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 2002 fiscal year.

MISCELLANEOUS

      The cost of distributing this Information Statement will be borne by the Corporation. The Corporation's Annual Report on Form 10-KSB is being mailed to all persons who were stockholders of record as of the close of business on April 2, 2003. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of this Information Statement nor as having been incorporated herein by reference.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Earl Burchfield
                                        ----------------------------------
                                        Earl Burchfield
                                        Secretary

Middlesboro, Kentucky
April 9, 2003

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

      The Board of Directors of the Corporation has appointed an audit committee, consisting of three directors, which assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation.

      In discharging its oversight responsibility as to the audit process, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The audit committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Corporation's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The audit committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

      The audit committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those matters described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

      The audit committee reviewed and discussed the audited financial statements of the Corporation as of and for the six-month period ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Corporation's financial statements and the independent auditors have the responsibility for the examination of those statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The audit committee held 2 meeting during the six-month period ended December 31, 2002.

      Based on the above-mentioned review and discussions with management and the independent auditors, the audit committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the six-month period ended December 31, 2002, for filing with the Securities and Exchange Commission.

March 26, 2003                                    Earl Burchfield, Chairman
                                                  Frances Coffey Rasnic, Member
                                                  Robert Costanzo, Member


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